UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): September 17, 2021

Diamond Offshore Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13926	76-0321760
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

15415 Katy Freeway

Houston, Texas 77094

(Address of principal executive offices, including Zip Code)

(281) 492-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Exercise of Walkaway Severance Rights

As previously disclosed, on April 23, 2021, the Joint Chapter 11 Plan of Reorganization (the “Plan”) for Diamond Offshore Drilling, Inc. (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) became effective and the Debtors emerged from chapter 11 reorganization. Upon the Debtors’ emergence and in accordance with the Plan, the Company adopted the Diamond Offshore Drilling, Inc. Severance Plan (the “Severance Plan”) providing for protection for loss of salary and benefits in the event of certain voluntary and involuntary terminations of employment from the Company for eight key employees (each a “participant”) to assist the Company in retaining an intact management team following the Company’s emergence. The Severance Plan provided, in part, that if a participant’s employment with the Company is terminated due to the participant’s voluntary resignation between August 21, 2021 and September 20, 2021, the participant would be eligible to receive a lump-sum cash payment in an amount equal to the sum of the participant’s annual base salary and the participant’s annual target bonus and, subject to the participant’s election of continuation of health care coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), the Company will pay the full cost of the participant’s COBRA premiums for 12 months from the date of such termination. Receipt of severance benefits under the Severance Plan was subject to the participant’s execution of a release of any claims against the Company and agreement with restrictive covenants, including non-competition and non-solicitation covenants.

Prior to the expiration of the Severance Plan, two executive officers of the Company who were participants in the Severance Plan notified the Company that they had elected to resign from the Company and collect severance benefits. Ronald Woll, Executive Vice President and Chief Operating Officer, submitted his resignation effective on September 17, 2021, and Scott L. Kornblau, Senior Vice President and Chief Financial Officer, submitted his resignation effective on September 20, 2021. The Company does not intend to appoint a replacement chief operating officer, and Mr. Woll’s responsibilities will be assumed by various other Company executives.

Appointment of Chief Financial Officer

To replace Mr. Kornblau, effective on September 20, 2021 the Company promoted Dominic Savarino from Vice President and Chief Accounting & Tax Officer to Senior Vice President and Chief Financial Officer.

Mr. Savarino, age 51, has served as the Company’s Vice President and Chief Accounting & Tax Officer since May 2020, and as Vice President and Chief Tax Officer from 2017 until 2020. Prior to joining the Company in 2017, Mr. Savarino served as the Vice President, Tax, of Baker Hughes, Inc., an oilfield services company, from 2016 to 2017. Prior to joining Baker Hughes, he held a variety of positions at McDermott International, Inc., an oilfield services company, including as Vice President, Tax, from 2015 to 2016 and as Vice President and General Manager, Americas, from 2014 to 2015. Mr. Savarino, a Certified Public Accountant, received Bachelor of Business Administration and Master of Professional Accounting degrees from the University of Texas.

There are no family relationships between Mr. Savarino and any director or executive officer of the Company. Other than his employment relationship with the Company and his compensation and benefits in connection with such employment relationship, Mr. Savarino has not had a direct or indirect material interest in any transaction since the beginning of the Company’s last fiscal year, or in any currently proposed transaction, involving an amount in excess of $120,000 in which the Company was or is to be a participant. There are no arrangements or understandings between Mr. Savarino and any other person pursuant to which he was selected as an officer.

In connection with Mr. Savarino’s appointment, the Compensation Committee of the Company’s Board of Directors approved the following changes to Mr. Savarino’s compensation:

(i)

Mr. Savarino’s annual base salary was increased from $400,000 to $440,000 (before the effect of a voluntary 5% reduction in annual base salary taken by all executives of the Company effective as of August 16, 2021); and

(ii)

Mr. Savarino will receive a grant of an additional 24,336 restricted stock units (“RSUs”) under the Company’s 2021 Long-Term Stock Incentive Plan, of which 9,734 will vest in 1/3 increments on each of July 1, 2022, July 1, 2023 and July 1, 2024, subject to Mr. Savarino’s continuous service or employment with the Company through the applicable vesting date, and 14,602 will vest in 1/3 increments on each of June 30, 2022, June 30, 2023 and June 30, 2024, subject to Mr. Savarino’s continuous service or employment with the Company through the applicable vesting date and the level of achievement of four equally-weighted performance goals as determined by the Compensation Committee no later than 60 days following the end of the applicable performance period.

Statements in this report that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such statements include, but are not limited to, statements concerning potential future actions of the Company, potential future events relating to the employment or compensation of the executive officers and other statements that are not of historical fact. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those currently anticipated or expected by management of the Company. A discussion of certain of the risk factors and other considerations that could materially impact these matters as well as the Company’s overall business and financial performance can be found in the Company’s reports filed with the Securities and Exchange Commission, and readers of this report are urged to review those reports carefully when considering these forward-looking statements. These risk factors include, among others, risks associated with worldwide demand for drilling services, depressed levels of activity in the oil and gas industry, renewing or replacing expired or terminated contracts, contract cancellations and terminations, maintenance and realization of backlog, competition and industry fleet capacity, litigation and disputes, operating risks and various other factors, many of which are beyond the Company’s control. Given these risk factors and other considerations, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of such statement, and the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2021	DIAMOND OFFSHORE DRILLING, INC.

	By:	/s/ David L. Roland
David L. Roland
Senior Vice President, General Counsel and Secretary